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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 25, 2007


                         INDALEX HOLDINGS FINANCE, INC.
             (Exact name of registrant as specified in its charter)




         Delaware                     333-138178            20-3730880
(State or other jurisdiction    (Commission File Number)   (IRS Employer
       of incorporation)                                  Identification No.)


                      75 Tri-State International, Suite 450
                             Lincolnshire, IL 60069
          (Address of principal executive offices, including Zip Code)



                                 (847) 810-3000
              (Registrant's telephone number, including area code)




          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On July 25, 2007, Indalex Holdings Finance, Inc. (the "Company") granted Dale Tabinowski, Senior Vice President, Human Resources, options to purchase 2,000 shares of the Company's non-voting common stock under the Company's 2006 Stock Option Plan. The options vest in five equal increments, beginning on December 1, 2007, which is the first anniversary of Mr. Tabinowski's employment with us, and have an exercise price of $185.00 per share. The options expire on July 25, 2017.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INDALEX HOLDINGS FINANCE, INC.


                                      /s/ Michael E. Alger
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Date: July 31, 2007                Name:  Michael E. Alger
                                   Title: Executive Vice President, Secretary,
                                   Treasurer and Chief Financial Officer